UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2024

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

South Dakota	001-38747	46-0306862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of Principal Executive Offices Zip Code)
(605) 692-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	DAKT	Nasdaq Global Select Market
Preferred Stock Purchase Rights	DAKT	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

Effective on November 19, 2024, the Board of Directors (the “Board”) of Daktronics, Inc. (the “Company”), approved the Second Amendment to Rights Agreement, dated as of November 19, 2024 (the “Second Amendment”), by and between the Company and Equiniti Trust Company, LLC, as rights agent (the “Rights Agent”). The Second Amendment amends the Rights Agreement, dated as of November 16, 2018 (the “Original Rights Agreement”), by and between the Company and the Rights Agent, as amended by the First Amendment to Rights Agreement, dated as of November 19, 2021 (the “First Amendment,” and collectively with the Original Rights Agreement and the Second Amendment, the “Rights Agreement”). The Board intends to submit the Rights Agreement to shareholders for ratification at the Company’s upcoming annual meeting of shareholders.

The Second Amendment extends the “Final Expiration Date” (as that term is defined in the Rights Agreement) of the rights (the “Rights”) from the close of business on November 19, 2024 to the close of business on November 19, 2025. Accordingly, the Rights, which are not exercisable until the “Distribution Date” (as that term is defined in the Rights Agreement), will expire upon the earlier of: (i) the close of business on November 19, 2025; (ii) the time at which the Rights are redeemed under the Rights Agreement; (iii) the time at which the Rights are exchanged under the Rights Agreement; and (iv) the time at which the Rights are terminated upon the closing of any merger or other acquisition transaction involving the Company and a person pursuant to a merger or other acquisition agreement that has been approved by the Board before such person has become an “Acquiring Person” (as that term is defined in the Rights Agreement). The Second Amendment also changes the “Exercise Price” (as that term is defined in the Rights Agreement) to $40.00 per Right.

The Second Amendment provides for the addition of the defined terms “Triggering Percentage,” which is defined to mean 15%, and “13G Triggering Percentage,” which is defined to mean 20%. The Second Amendment changes the Triggering Percentage to become an Acquiring Person to 15% (or 20% in the case of 13G Investors (as that term is defined in the Rights Agreement)). Any existing shareholder or group that beneficially owns the Triggering Percentage (or the 13G Triggering Percentage in the case of 13G Investors) or more of the Company’s common stock as of the date of the Second Amendment will be grandfathered at its current ownership level.

In all other material respects, the Original Rights Agreement, as amended by the First Amendment, remains in full force and effect.

The foregoing description of the material terms of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of: (i) the Articles of Amendment to the Amended and Restated Articles of Incorporation of Daktronics, Inc., dated November 16, 2018, which is incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K (this “Report”); (ii) the Original Rights Agreement, which is incorporated by reference as Exhibit 4.1 to this Report; (iii) the First Amendment, which is incorporated by reference as Exhibit 4.2 to this Report; and (iv) the Second Amendment, a copy of which is attached hereto as Exhibit 4.3 and incorporated herein by reference. In addition, the description of the Original Rights Agreement set forth in Item 1.01 of the Current Report on Form 8‑K of the Company dated November 16, 2018 is incorporated into this Item 1.01 by reference, and the description of the First Amendment set forth in Item 1.01 of the Current Report on Form 8-K of the Company dated November 19, 2021 is incorporated into this Item 1.01 by reference.

Section 3 - Securities an Trading Markets
Item 3.03    Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Section 7 - Regulation FD
Item 7.01    Regulation FD Disclosure.

On November 20, 2024, the Company issued a press release announcing the adoption of the Second Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of the form of Current Report on Form 8‑K, the information in the foregoing paragraph, including Exhibit 99.1, is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Section 9 - Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits. The following exhibits are filed or furnished, as applicable, as part of this Report:

3.1
Articles of Amendment to the Amended and Restated Articles of Incorporation of Daktronics, Inc. dated November 16, 2018 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of Daktronics, Inc. filed on November 16, 2018).

4.1
Rights Agreement, dated as of November 16, 2018, by and between Daktronics, Inc. and Equiniti Trust Company, LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Daktronics, Inc. filed on November 16, 2018).

4.2
First Amendment to Rights Agreement, dated as of November 19, 2021, by and between Daktronics, Inc. and Equiniti Trust Company, LLC, as Rights Agent (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Daktronics, Inc. filed on November 19, 2021).

4.3	Second Amendment to Rights Agreement, dated as of November 19, 2024, by and between Daktronics, Inc. and Equiniti Trust Company, LLC, as Rights Agent (filed herewith).
99.1	Press Release, dated November 20, 2024, issued by Daktronics, Inc. (furnished herewith).
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
Date: November 20, 2024	(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
3.1
Articles of Amendment to the Amended and Restated Articles of Incorporation of Daktronics, Inc. dated November 16, 2018 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of Daktronics, Inc. filed on November 16, 2018).

4.1
Rights Agreement, dated as of November 16, 2018, by and between Daktronics, Inc. and Equiniti Trust Company, LLC, as Rights Agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Daktronics, Inc. filed on November 16, 2018).

4.2
First Amendment to Rights Agreement, dated as of November 19, 2021, by and between Daktronics, Inc. and Equiniti Trust Company, LLC, as Rights Agent (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Daktronics, Inc. filed on November 19, 2021).

4.3	Second Amendment to Rights Agreement, dated as of November 19, 2024, by and between Daktronics, Inc. and Equiniti Trust Company, LLC, as Rights Agent (filed herewith).
99.1	Press Release dated November 8, 2024, filed herewith.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)